Exhibit 21.1

Subsidiaries of
Apple Hospitality REIT, Inc., formerly known as Apple REIT Nine, Inc.
At December 31, 2014

(The state of incorporation or organization of each subsidiary is Virginia, except as noted below)

A. Direct Subsidiaries

Apple Air Holding, LLC (74% Ownership)
Apple Fund Management, LLC
Apple Nine Hospitality, Inc.
Apple Nine Residential, Inc.
Apple Nine Ventures, Inc.
Apple Nine Oklahoma, LLC
Apple REIT Eight, Inc.
Apple REIT Seven, Inc.

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

A7 Management Services Tupelo GP, Inc.
A7 Management Services Tupelo LP, Inc.
A7 Services Tupelo, L.P.
A7 SPE Tupelo, L.P.
A7 Tupelo GP, Inc.
A7 Tupelo LP, Inc.
Apple Eight California, Inc.
Apple Eight Carolina Beach GP, Inc.
Apple Eight Hospitality, Inc.
Apple Eight Hospitality Management, Inc.
Apple Eight Hospitality Massachusetts Services, Inc.
Apple Eight Hospitality Massachusetts, Inc.
Apple Eight Hospitality Midwest, LLC
Apple Eight Hospitality Ownership, Inc.
Apple Eight Hospitality Texas, LLC
Apple Eight Hospitality Texas Services, LLC
Apple Eight NC GP, Inc.
Apple Eight NC LP, Inc.
Apple Eight, North Carolina, L.P.
Apple Eight Overland Park, LLC
Apple Eight Residential, Inc.
Apple Eight Services Birmingham, Inc.
Apple Eight Services Columbia, Inc.
Apple Eight Services Concord, Inc.
Apple Eight Services Fayetteville, Inc.
Apple Eight Services Greenville, Inc.
Apple Eight Services Hilton Head, Inc.
Apple Eight Services Jacksonville, Inc.
Apple Eight Services Kansas City, Inc.
Apple Eight Services Overland Park, Inc.
Apple Eight Services Savannah, Inc.
Apple Eight Services Tampa, Inc.

Apple Eight Services Westford, Inc.
Apple Eight Services Winston-Salem, Inc.
Apple Eight SPE Birmingham, Inc.
Apple Eight SPE Carolina Beach, L.P.
Apple Eight SPE Charlottesville, Inc.
Apple Eight SPE Columbia, Inc.
Apple Eight SPE Concord, Inc.
Apple Eight SPE Fayetteville, Inc.
Apple Eight SPE Greenville, Inc.
Apple Eight SPE Hilton Head, Inc.
Apple Eight SPE Jacksonville, Inc.
Apple Eight SPE Kansas City, Inc.
Apple Eight SPE Overland Park, Inc.
Apple Eight SPE Savannah, Inc.
Apple Eight SPE Somerset, Inc.
Apple Eight SPE Tukwila, Inc.
Apple Eight SPE Virginia Beach North, Inc.
Apple Eight SPE Virginia Beach South, Inc.
Apple Eight SPE Westford, Inc.
Apple Eight SPE Winston-Salem, Inc.
Apple Eight Ventures, Inc.
Apple Nine Collegeville Business Trust
Apple Nine Hospitality Management, Inc.
Apple Nine Hospitality Ownership, Inc.
Apple Nine Hospitality Texas Services, Inc.
Apple Nine Hospitality Texas Services II, Inc.
Apple Nine Hospitality Texas Services III, Inc.
Apple Nine Hospitality Texas Services IV, Inc.
Apple Nine Illinois, LLC
Apple Nine Kansas City, LLC
Apple Nine Louisiana, LLC
Apple Nine Malvern Pennsylvania Business Trust *
Apple Nine Missouri, LLC
Apple Nine NC GP, Inc.
Apple Nine NC LP, Inc.
Apple Nine North Carolina, L.P.
Apple Nine Pennsylvania, Inc.
Apple Nine Pennsylvania Business Trust *
Apple Nine Services Allen, Inc.
Apple Nine Services Austin Arboretum, Inc.
Apple Nine Services Austin Northwest, Inc.
Apple Nine Services Bristol, Inc.
Apple Nine Services Dallas, Inc.
Apple Nine Services Duncanville, Inc.
Apple Nine Services Irving, Inc.
Apple Nine Services Kansas City, Inc.
Apple Nine Services Rogers, Inc.
Apple Nine Services Round Rock, Inc.
Apple Nine Services St. Louis, Inc.
Apple Nine Services Texarkana, Inc.
Apple Nine SPE Allen, Inc.
Apple Nine SPE Anchorage, Inc.
Apple Nine SPE Austin Arboretum, Inc.
Apple Nine SPE Austin Northwest, Inc.

Apple Nine SPE Bristol, Inc.
Apple Nine SPE Dallas, Inc.
Apple Nine SPE Duncanville, Inc.
Apple Nine SPE Grapevine, Inc.
Apple Nine SPE Irving, Inc.
Apple Nine SPE Kansas City, Inc.
Apple Nine SPE Malvern, Inc.
Apple Nine SPE Rogers, Inc.
Apple Nine SPE Round Rock, Inc.
Apple Nine SPE St. Louis, Inc.
Apple Nine SPE Texarkana, Inc.
Apple Nine St. Louis, LLC
Apple Nine Ventures Ownership, Inc.
Apple Seven Hospitality, Inc.
Apple Seven Hospitality Management, Inc.
Apple Seven Hospitality Ownership, Inc.
Apple Seven Hospitality Texas, L.P.
Apple Seven Management Services GP, Inc.
Apple Seven Management Services LP, Inc.
Apple Seven Management Services New Orleans GP, Inc.
Apple Seven New Orleans GP, Inc.
Apple Seven New Orleans LP, Inc.
Apple Seven Residential, Inc.
Apple Seven Services Highlands Ranch, Inc.
Apple Seven Services Houston, Inc.
Apple Seven Services, LLC
Apple Seven Services II, LLC
Apple Seven Services Lakeland, Inc.
Apple Seven Services Miami, Inc.
Apple Seven Services New Orleans, L.P.
Apple Seven Services Omaha CY, Inc.
Apple Seven Services Provo-San Diego, Inc.
Apple Seven Services Richmond, Inc.
Apple Seven Services San Diego, Inc.
Apple Seven Services Southeast, L.P.
Apple Seven Services Tallahassee, Inc.
Apple Seven SPE Hattiesburg, Inc.
Apple Seven SPE Highlands Ranch, Inc.
Apple Seven SPE Houston, Inc.
Apple Seven SPE Huntsville, Inc.
Apple Seven SPE Kirkland, Inc.
Apple Seven SPE Miami, Inc.
Apple Seven SPE New Orleans, L.P.
Apple Seven SPE Omaha CY, Inc.
Apple Seven SPE Prattville, Inc.
Apple Seven SPE Provo-San Diego, Inc.
Apple Seven SPE Rancho Bernardo, Inc.
Apple Seven SPE Richmond, Inc.
Apple Seven SPE San Diego, Inc.
Apple Seven SPE Seattle, Inc.
Apple Seven SPE SoCal, Inc.
Apple Seven Texas GP, Inc.
Apple Seven Texas LP, Inc.
Apple Seven Ventures, Inc.

Apple Six Hospitality Air, LLC
Blumberg-Dothan Motel, LLC **
D&D Beverage Services, LLC ***
SHS Vancouver, LLC ****
Sunbelt-CAL, LLC **
Sunbelt-CHM, LLC **
Sunbelt-CJT, LLC **
Sunbelt-Columbus, LLC **
Sunbelt-CPA, LLC **
Sunbelt-CTR, LLC **
Sunbelt-CTY, LLC **
Sunbelt-GDA, LLC **
Sunbelt-RAG, LLC **
Sunbelt-RDA, LLC **
Sunbelt-RHM, LLC **
Sunbelt-RPC LLC *****
Sunbelt-SCG, LLC **
Sunbelt-SLL, LLC **
Sunbelt-TCG, LLC **
Sunbelt-THA, LLC **

*                 State of organization is Pennsylvania.
**               State of organization is Alabama.
***            State of organization is Kansas
****          State of organization is Washington
*****        State of organization is Florida